DISTRIBUTION AGREEMENT

1. **Atari:** Atari, Inc. ("Atari")
417 Fifth Avenue
New York, NY 10016
Attention: Contracts Administrator
Phone: (212) 726-6500; Fax: (212) 726-4239

2. **Distributor:** Infinium Labs, Inc. ("Distributor")
2033 Main Street Ste. 309
Sarasota, Florida USA 34237
Attention: Kathy Schoback, Vice President of Content Acquisition
Phone: (941) 556-8000; Fax: (408) 225-1745

3. **Game:** "Game" means an interactive software game identified on Exhibit B developed by or for Atari for play by an end user only on a Playing Device, including any patches, updates, or upgrades as may be provided to Distributor by Atari from time to time, and excluding any ports, sequels, and derivative works thereto.

4. **Property:** "Property" means the title, symbols, trademarks, copyrights, designs, artwork, game play, and documentation of the original versions of the Games identified on Exhibit B.

5. **Playing Device:** "Playing Device" means a proprietary format game console known as the Phantom™ Game Receiver, as further described on Exhibit C.

6. **Converted Product:** "Converted Product" means one instance of an end user downloading a Game from the Service onto a Playing Device, and then purchasing use of that Game.

7. **Service:** "Service" means the Phantom gaming service, including hardware, software and other infrastructure, created and maintained by Distributor, as further described on Exhibit C.

8. **Territory:** "Territory" means United States, Canada and Mexico, except jurisdictions to which distribution of a Game is prohibited by law or that are excluded for a particular Game, as indicated on Exhibit B.

9. **Term:** "Term" means the period commencing on the Effective Date and expiring on the third (3rd) anniversary, unless terminated earlier as provided herein.

10. **Royalties:** "Royalties" means an amount equal to (i) the applicable unit cost set forth on Exhibit B, which amount shall be paid by Distributor to Atari in connection with the distribution of the Game as provided for in this Agreement; and (ii) fifty percent (50%) of Net Receipts in connection with advertising and similar exploitation of the Games.

11. **Net Receipts:** "Net Receipts" means the gross amounts billed by Distributor or any of its affiliates, or by any of their Sub-Distributors (if any), as the case may be, and any other consideration received by or on behalf of Distributor or any of its affiliates, or any of their Sub-Distributors (if any), in connection with the advertising and similar exploitation of the Game as provided for in this Agreement. No deductions shall be taken from Net Receipts including, without limitation, deductions for cash or other discounts or uncollectible accounts, including amounts uncollected by Distributor from any Sub-Distributors.

12. **Advance:** Distributor shall pay Atari a non-refundable (except as set forth in Paragraph 26.1) advance ("Advance") against Royalties payable under Paragraph 23 as follows: (i) Three Hundred Thousand United States Dollars ($300,000.00) within five (5) business days following execution of this Agreement; and (ii) Two Hundred Thousand United States Dollars ($200,000.00) within fifteen (15) days following execution of this Agreement. Notwithstanding anything to the contrary contained herein, if Distributor has not paid the

Advance when due, then the license and related rights herein granted shall immediately revert to Atari and the Agreement shall terminate automatically, without any requirement for notice or other obligation by Atari.

13. **Release Date:** Distributor shall make commercially available the Games in each major geographic region of the Territory by the applicable date as indicated on the attached Exhibit B ("Release Date") and continue to actively exploit the Game thereafter during the Term.

14. **Atari Deliverables:** Atari shall deliver to Distributor the deliverables set forth on Exhibit B, to the extent reasonably available, within fifteen (15) days following execution of this Agreement. For Games added to Exhibit B after the date of execution of this Agreement, Atari shall deliver to Distributor the Atari Deliverables within forty-five (45) days following the later of Atari's release of a completed, tested and fully functional master version of such Games to Atari's designated manufacturers or distributors for distribution to end users or the date such Games are added to Exhibit B.

15. **Notification of New Titles:** Atari shall notify Distributor of three (3) upcoming Microsoft Windows-based games in Atari's lineup that may be added to Exhibit B as "Frontline Products".

16. **Support to End Users:** Atari shall provide all end users using the Game pursuant to the Service with the same customer service and technical support that Atari provides to other end users of the Games.

17. **Support to Distributor:** Atari shall, during Atari's regular business hours, provide to Distributor technical support regarding the Games that Atari provides to end users of the Games.

18. **Proprietary Notices:** Games shall bear the copyright, trademark, and other proprietary notices of Atari and its licensors, as applicable, as may be updated from time to time and as may be modified in the course of the approval process by Atari or its licensors.

19. **Digital Rights Management:** Distributor shall utilize a digital rights management method approved by Atari for encryption or other copy protection which prevents the unauthorized duplication or distribution of the Games. Atari acknowledges that it has already approved the method used by the Service and the Playing Devices as of the date of execution of this Agreement, as identified in Exhibit C. Distributor shall notify and consult with Atari in the event that it materially modifies such method during the Term.

20. **Additional Terms:**

    a. It is understood by both parties that this Agreement shall supersede the terms and conditions of any and all prior written or oral agreements, commitments, or understandings of the parties relating to the subject matter hereof.

    b. The attached Exhibit A (Standard Terms and Conditions), Exhibit B (Games), and Exhibit C (Playing Device and Distributor's Proprietary Technology) are incorporated herein by this reference.

EXHIBIT A

STANDARD TERMS AND CONDITIONS

21. **Grants of Rights.**

21.1 Subject to the terms and conditions of this Agreement, Atari hereby grants to Distributor, and Distributor hereby accepts, a non-exclusive, non-transferable (except as set forth in Paragraph 44), royalty-bearing license in the Territory and during the Term to: (i) to install, execute and reproduce the Games on computers controlled by Distributor in order to evaluate and analyze the Games to the extent reasonably necessary for Distributor to distribute the Games to end users via the Service; (ii) to deconstruct the Games into packets that facilitate the distribution of the Games to end users via the Service; (iii) to electronically distribute by download via the Service copies of the Games to end users; (iv) to permit such end users to use the Games on a perpetual, subscription or time-limited basis, but only in conjunction with the Service; and (iv) to cache copies of the Games on the Service and make a reasonable number of copies of the Games for Distributor's backup use. Use of the Games by end users shall be pursuant to the terms of an end user license agreement, the form of which shall be subject to the prior written approval of Atari.

21.2 Subject to the terms and conditions of this Agreement, Atari hereby grants to Distributor the following non-exclusive, non-transferable (except as set forth in Paragraph 44) licenses: (i) to reproduce any marketing or promotional materials contained in the Atari Deliverables (the "Marketing Materials") to the extent reasonably necessary for Distributor to engage in marketing the Games under this Agreement; and (ii) to display and distribute the Marketing Materials and the Games as part of such marketing activities.

21.3 Distributor may engage one or more distributors approved by Atari (**"Sub-Distributor(s)"**) to distribute the Games in the Territory during the Term. Distributor acknowledges and agrees that Distributor's engagement of any such Sub-Distributor shall be at Distributor's sole expense and shall in no way derogate from or relieve Distributor of any of its obligations under this Agreement. Distributor further acknowledges and agrees that it shall be responsible and primarily liable for all activities and obligations of such Sub-Distributors with respect to the Games. Except as Atari may in its discretion otherwise agree in writing, any agreement with Sub-Distributors shall provide for termination upon expiration or termination of this Agreement. The form of any such agreement shall be consistent with, and at least as restrictive, as the applicable provisions of this Agreement. Distributor shall provide a copy of any such agreement to Atari upon request. Each such agreement shall specify Atari as third party beneficiaries with the right to bring an action directly against the Sub-Distributor for breach of such agreement; and provide an acknowledgement by such Sub-Distributor that Atari shall have no liability whatsoever to the such Sub-Distributor, including, but not limited to, special, incidental, tort, or consequential damages arising out of, or in connection with, the use or performance of any Game. Distributor shall promptly notify Atari of any breach of such agreement and shall cooperate with Atari to enforce the terms and conditions of such agreement with respect to the Property and to obtain any and all remedies available at law or in equity.

22. **Limitation of Rights; Reservation of Rights.**

22.1 Distributor shall not make use of any of the Property (or any portion thereof) licensed hereunder except in strict compliance with the provisions of this Agreement or as may be otherwise expressly authorized in writing by Atari. No right, license or privilege has been granted to Distributor hereunder concerning the development of any derivative work of the Game or other product which displays or depicts any of the Property. Distributor shall not have the right under this Agreement to distribute, advertise, promote, display, or otherwise exploit the Games for use in connection with premium sales, promotional tie-ins, giveaways, educational sales or in any other secondary use. No promotional or novelty items or premium products displaying or depicting any of the Property shall be developed, manufactured, marketed, sold, and/or distributed by Distributor or on its behalf without the express prior written consent of Atari.

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. **Consideration.**

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports ("**Royalty Reports**") to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

22.2 It is agreed and understood that the license granted to Distributor herein is subject to the terms and conditions upon which the rights to the Property are owned or controlled by Atari. In this regard, Distributor acknowledges that some or all of the Games may not be available for exploitation in all countries of the Territory during the entire Term hereunder as a result of third party rights. Distributor agrees that it will comply with such terms and conditions that are disclosed by Atari from time to time. If Distributor desires to use any portion(s) of the Property, other than as included in the Game, for any purpose, including, without limitation, for advertisements or promotional purposes, Distributor acknowledges that it may be required, at its sole cost and expense, including, without limitation, rights clearances, reuse fees, license fees and payments required by applicable guilds and unions, to enter into separate license agreements for such rights. Any grant of such rights shall be in form and substance acceptable to Atari.

22.3 All rights to use and/or otherwise exploit the Property not expressly granted to Distributor herein are reserved for Atari. This Agreement relates solely to the Games. Distributor is not, by virtue of this Agreement, acquiring any whatsoever with respect to any computer game or video game or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Game, including, without limitation, remakes, sequels, publications or other endeavors in which the characters, characterizations, rules of operation, user interface, signs and/or audio-visual representations contained in the Games may appear. As between Atari and Distributor, all right, title and interest in and to the foregoing is retained by Atari.

22.4 Atari shall not be prevented from granting third parties the right to use the Property in any manner whatsoever.

22.5 Atari does not warrant or represent that the Property will continue to appear in or as a part of any publication, program, or other work or that any such work will continue to be exploited.

23. Consideration.

23.1 Distributor shall pay Atari the Advance in the amount(s), in the manner and at the time(s) specified in Paragraph 12.

23.2 Distributor shall pay Atari Royalties at the Royalties as specified in Paragraph 10.

23.3 Royalties hereunder shall accrue when the Games are distributed, billed, or paid for, whichever occurs first. Royalties shall be paid within thirty (30) days after the end of each quarter.

23.4 If withholding taxes based on Distributor's direct net income are required, Distributor may deduct the required amount from Royalties prior to remitting same to Atari, provided Distributor provides Atari with a copy of such withholding tax payment prior to such deduction and provides Atari with the appropriate tax credit forms within sixty (60) days of payment of such withholding tax and affords all necessary cooperation and support to Atari in order to get reimbursed and/or credited. In the event Distributor does not provide the appropriate tax credit form within sixty (60) days of payment of withholding taxes, Distributor shall be liable to and shall reimburse Atari for the amounts deducted from Royalties for withholding taxes in the immediately following Royalty Report.

24. Accounting; Auditing.

24.1 Distributor shall (i) render royalty reports (**"Royalty Reports"**) to Atari on a quarterly basis within thirty days (30) days after end of each calendar quarter during the Term hereof, whether or not any payment is shown to be due to Atari thereunder, and (ii) remit payments due Atari, if any, along with such Royalty Reports prepared on a country-by-country and Game-by-Game (i.e., SKU-by-SKU) basis. Distributor shall include in all Royalty Reports, sales (including without limitation any subscriptions) made by Sub-Distributors during the applicable period as if such sales were made directly by Distributor (for example, sales made by a Sub-Distributor during the first month of the calendar year shall appear in Distributor's Royalty Report covering the first month of the calendar year). In the event that Atari notifies Distributor

39.4 Neither party shall make any public announcement regarding the existence or subject matter of this Agreement without such other party's prior written approval and consent.

40. **Counterparts.** This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

41. **Further Assurances.** The parties hereto shall execute such further documents and perform such further acts as may be necessary to comply with the terms of this Agreement and consummate the transactions herein provided.

42. **Attorneys' Fees.** If any legal action or any other proceeding is brought for the enforcement of this Agreement, or if a dispute arises under this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

43. **Headings.** The headings contained in this Agreement are for convenience and reference purposes only. The headings contained in this Agreement do not form a part hereof and shall not affect the meaning or interpretation of this Agreement.

44. **Assignment.** Neither this Agreement nor any of the rights, interest or obligations hereunder may be assigned by Distributor or by operation of law, without the prior written consent of Atari. This Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns. Distributor recognizes the rights of Hasbro, Inc. in and to certain Property and acknowledges that Hasbro, Inc. is a third-party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed on their behalf as of the date last written below (the "Effective Date").

INFINIUM LABS, INC.

By: Kevin Bachus

Name: Kevin Bachus

Title: President

Date signed: 9/13/04

ATARI, INC.

By: Wim Stocks

Name: EVP Wim Stocks

Title: EVP

Date signed: 9/14/04 ("Effective Date")

SLW

WS

EXHIBIT B

TITLES	RESTRICTION	Suggested Retail Price	Unit Cost
Small File Games			
Scrabble	US & Canada sales only	$19.99	$10
Scrabble Blast	US & Canada sales only	$19.99	$10
Scrabble Rack Attack	US & Canada sales only	$19.99	$10
Regular File Games			
Civilization 3		$19.99	$10
Civilization 3 Conquests		$9.99	$5
Civilization 3 Game of the Year		$19.99	$10
Dead Man's Hand		$19.99	$10
Deer Hunter 2004		$19.99	$10
Monopoly 3	Excluding Italy and Italian Switzerland/Italian language version	$19.99	$10
Neverwinter Nights		$29.99	$15
Neverwinter Nights: Shadows of Udrentide		$29.99	$15
Neverwinter Nights: Hordes of the Underdark		$29.99	$15
Roller Coaster Tycoon 2: Time Twister		$9.99	$5
Roller Coaster Tycoon Wacky Worlds		$9.99	$5
Rollercoaster Tycoon 2		$14.99	$7.50
Saturday Night Speedway		$19.99	$10
Scrabble 3 Complete	US & Canada sales only	$19.99	$10
Temple of Elemental Evil		$29.99	$15
Trivial Pursuit		$19.99	$10
Atari Anniversary Edition		$9.99	$5
B17 Flying Fortress		$9.99	$5
Backyard Baseball-original		$9.99	$5
Backyard Basketball-original		$9.99	$5
Backyard Soccer-original		$9.99	$5
Battleship Classic		$9.99	$5
Big Thinkers Kindergarten		$9.99	$5
Bird Hunter 2003		$9.99	$5
Boggle		$9.99	$5
Break Out		$9.99	$5

Candy Land Adventure		$9.99	$5
Carnivores 2		$9.99	$5
Carnivores 3: Cityscape		$9.99	$5
Carnivores: Ice Age		$9.99	$5
Castles & Catapults		$9.99	$5
Centipede		$9.99	$5
Chutes and Ladders		$9.99	$5
Civilization II Test of Time		$9.99	$5
Clue II: Murder at Boddy Mansion		$9.99	$5
Combat		$9.99	$5
Deadly Dozen		$9.99	$5
Deer Hunter 2003		$9.99	$5
Deer Hunter 5		$9.99	$5
Diplomacy		$9.99	$5
Dirt Track Racing 2		$9.99	$5
Driver		$9.99	$5
European Air War		$9.99	$5
Fatty Bear's Birthday Surprise		$9.99	$5
Freddi Fish 1: The Case of the missing Kelp Seeds		$9.99	$5
Freddi Fish 2: The Case of the Haunted Schoolhouse		$9.99	$5
Freddi Fish 3: The case of the Stolen Conch Shell		$9.99	$5
Freddi Fish 4: The Case of the Hogfish Rustlers of Briny Gulch		$9.99	$5
Freddi Fish and Luther's Water Worries		$9.99	$5
Gunship		$9.99	$5
Independence War		$9.99	$5
Let's Explore the Airport		$9.99	$5
Let's Explore the Farm		$9.99	$5
Majesty		$9.99	$5
Masters of Orion 3		$9.99	$5
Missile Command		$9.99	$5
Monopoly 2	Excluding Italy and Italian Switzerland/Italian language version	$9.99	$5
Monopoly Casino Vegas Edition	Excluding Italy and Italian Switzerland/Italian language version	$14.99	$7.50
Monopoly Junior	Excluding Italy and Italian Switzerland/Italian language version	$9.99	$5

Monopoly Tycoon	Excluding Italy and Italian Switzerland/Italian language version	$14.99	$7.50
Operation		$9.99	$5
Operation Tiger Hunt		$14.99	$7.50
Outburst		$9.99	$5
Outcast		$9.99	$5
Pacific Gunner		$9.99	$5
Pajama Sam No Need to Hide		$9.99	$5
Pajama Sam Sock Works		$9.99	$5
Pajama Sam's Lost and Found		$9.99	$5
Pearl Harbor: Defend the Fleet		$9.99	$5
Powerslide		$9.99	$5
Pro Bass Fishing		$9.99	$5
Putt Putt Enters the Race		$9.99	$5
Putt Putt Goes to the Moon		$9.99	$5
Putt Putt Joins the Parade		$9.99	$5
Putt Putt Saves the Zoo		$9.99	$5
Putt Putt Travels Through Time		$9.99	$5
Putt-Putt and Pep's Balloon-O-Rama		$9.99	$5
Risk 2	Excluding Italy	$9.99	$5
Robot Arena 2 Design & Destroy		$14.99	$7.50
RollerCoaster Tycoon		$9.99	$5
RollerCoaster Tycoon Landscapes Expansion Pack		$9.99	$5
Slave Zero		$9.99	$5
Slingo		$9.99	$5
Sorry!		$9.99	$5
Spy Fox in Dry Cereal		$9.99	$5
Spy Fox: Operation Ozone		$9.99	$5
Steel Tide		$9.99	$5
Tactical Ops.		$9.99	$5
The Game of Life		$9.99	$5
Tonka Construction 2		$9.99	$5
Tonka Monster Trucks		$9.99	$5
Total Air War		$9.99	$5
Total Annihilation		$9.99	$5
Trophy Hunter 2003		$9.99	$5
Vietnam-Line of Sight		$9.99	$5
X-Com Enforcer		$14.99	$7.50
X-Com Interceptor		$14.99	$7.50

UltimateYahtzee		$9.99	$5
Zapper		$9.99	$5

EXHIBIT C

DESCRIPTION OF PHANTOM GAME RECEIVER & PHANTOM GAMING SERVICE

I. **Phantom™ Game Receiver.** The Phantom™ Game Receiver is a hardware device that currently includes the following features:

- AMD® Athlon™ XP 2500+ central processing unit (CPU)
- NVIDIA® GeForce™ FX 5700 Ultra graphics processing unit (GPU)
- NVIDIA nForce™2 Ultra 400 platform processor
- 256 MB RAM
- 40 GB local content cache
- Microsoft Windows XP® Embedded Operating System
- Dynamic, personalized user interfaces customizable for age, gender or technical expertise
- Lapboard, mouse and game pad included
- HDTV and Dolby® Digital 5.1 compatible
- Works with any consumer-standard broadband Internet Service Provider (ISP): DSL or faster

II. **Phantom™ Gaming Service.** The Phantom Gaming Service includes the Phantom Game Receiver and permission to access to the Phantom Gaming Service, which permits end users to download Games through the Phantom Game Receiver to play the Games on a standard television. The Phantom Gaming Service includes:

- Non-proprietary development platform (Windows XP® Embedded) - Does not require developers and publishers to incur any additional development costs
- Digital rights management (DRM) solution, known as Phantom Security, that helps ensure seamless delivery of digital content to consumers while protecting against piracy
- Try, rent or buy games on demand, in each case limited to download through the Phantom Game Service
- Broad range of titles appealing to the entire family
- Personalized user experience: multiple user profiles and parental control features
- Multi-tiered subscription service that meets the needs of casual, moderate and hardcore game players